UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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DUNHAM FUNDS
(Name of Registrant as Specified in Its Charter)

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Dunham & Associates Investment Counsel, Inc. 10251 Vista Sorrento Parkway, Suite 200 San Diego, CA 92121-2706 (858) 964-0500 Fax: (858) 964-0555

September [  ], 2008

Dear Shareholders:

The enclosed document is purely for informational purposes.  You are not being asked to vote or take action on any matter.  The document relates to the appointment of a new investment advisor to the International Stock Fund (the “Fund”).

As described in the enclosed Information Statement, the Board of Trustees of the Dunham Funds has selected Arrowstreet Capital, Limited Partnership (“Arrowstreet”) as the new investment adviser to the Fund and has approved a Sub-advisory agreement with Arrowstreet on substantially identical terms as the prior sub-advisory agreement.

As always, please feel free to call us at 1-888-3DUNHAM with any questions you may have.

Sincerely,

James R. Kearny

Tom Smith, CFA
Chief Compliance Officer

Senior Investment Analyst

DUNHAM FUNDS

Dunham International Stock Fund

September [  ], 2008

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Dunham International Stock Fund,  a series of Dunham Funds ("Dunham Funds" or the "Trust"). This Information Statement is in lieu of a proxy statement, pursuant to the terms of an Exemptive Order Dunham Funds received from the Securities and Exchange Commission on September 26, 2006. The Exemptive Order permits Dunham Funds' investment adviser, Dunham & Associates Investment Counsel, Inc.  ("Dunham & Associates" or "Adviser") to hire new investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Dunham Funds (the "Board of Trustees" or the "Board"), but without obtaining shareholder approval. Under the conditions of the Exemptive Order, the Board must provide notice to shareholders within 90 days of appointing a new sub-adviser or implementing any material change in a sub-advisory agreement.  This Information Statement is being supplied to shareholders to fulfill the notice requirement and will be mailed on or about September [    ], 2008 to the Fund’s shareholders of record as of August 15,  2008 (the “Record Date”). This Information Statement describes a new sub-advisory agreement for the Dunham International Stock Fund. As of the Record Date, there were issued and outstanding, 6,266 Class A shares, 621,796, Class C shares  and 3,549,017 Class N shares of the Dunham International Stock Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

I.

BACKGROUND

The Dunham Funds is an open-end management investment company, commonly known as a “mutual fund,” and sells and redeems shares every day that it is open for business. The Trust was organized as a Delaware business trust by a Declaration of Trust filed November 28, 2007, with the Secretary of State of Delaware, and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “1940 Act”).  The Fund represents a separate series of beneficial interest in the Trust having different investment objectives, investment restrictions, investment programs and investment sub-advisers  than the other series of the Trust.

The Adviser is located at 10251 Vista Sorrento Parkway, Suite 200, San Diego, California, 92121. Pursuant to the Investment Management Agreement with the Fund (the “Advisory Agreement”), Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Fund, manages the operations of the Fund, reviews the performance of the sub-advisers and makes recommendations to the Trustees with respect to the retention and renewal of sub-advisory agreements.  The Advisory Agreement was most recently approved by the Board of Trustees of the Trust, including by a majority of the non-interested Trustees at a meeting held on January 15, 2008.

Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a fixed fee and the Fund separately pays the sub-adviser a fulcrum fee.   The Adviser receives only its fixed portion of the management fee as approved by shareholders at the a meeting of the Trust's predecessor held on June 23, 2006.  Effective September 1, 2007, the sub-advisers to each series of the Trust are compensated based on their respective performance and each sub-advisory agreement is a fulcrum fee arrangement.

The fee structure for the Fund prior to June 30, 2008 was as follows:

Fund	Current Management Fee	Adviser’s Portion	Sub-Adviser’s Portion
Dunham International Stock Fund	1.15% – 1.45%	0.65%	0.50% - 0.80%

As indicated above, the Adviser has obtained an Exemptive Order (the “Order”) from the Securities and Exchange Commission that permits the Adviser to enter into sub-advisory agreements with sub-advisers without obtaining shareholder approval.  The Adviser, subject to the review and approval of the Board of Trustees, selects sub-advisers for the Fund and supervises and monitors the performance of each sub-adviser.  The Trust may rely on the Order provided the Fund is managed by the Adviser and other conditions are met.

The Order also permits the Adviser, subject to the approval of the Board, to replace sub-advisers or amend sub-advisory agreements without shareholder approval whenever the Adviser and the Board believe such action will benefit the Fund and its shareholders.

II.

PRIOR SUB-ADVISORY AGREEMENT FOR THE FUND

Prior to June 30, 2008, Neuberger Berman Management Inc. (“Neuberger”), located at 605 Third Avenue, New York, New York 10158, acted as the sub-adviser to the Dunham International Stock Fund pursuant to a sub-advisory agreement ("Old Sub-Advisory Agreement").  Neuberger is a New York corporation and a wholly owned subsidiary of Neuberger Berman Inc., also a New York corporation, which, in turn, is a wholly-owned subsidiary of Lehman Brothers Holdings Inc., located at 745 Seventh Avenue, New York, NY 10019.  Mr. Benjamin Segal was primarily responsible for the day-to-day management of the Dunham International Stock Fund until June 30, 2008.

The Old Sub-Advisory Agreement was initially approved on July 1, 2005 and then again when the Dunham Trust was reorganized on January 15, 2008.  Changes to the Old Sub-Advisory Agreement were also submitted and approved by shareholders at a shareholder's meeting held on June 23, 2006 to approve a new fulcrum fee structure for the Fund.  Neuberger was compensated under the terms of the Old Sub-Advisory Agreement through a fulcrum fee structure detailed below. For the Trust’s fiscal year ended October 31, 2007, the Fund  paid $225,714 in investment sub-advisory fees to Neuberger.  The Adviser was paid $284,410 in investment advisory fees.

At a meeting of the Board of Trustees held on June 19, 2008, the Board of Trustees voted to terminate the Old Sub-Advisory Agreement with Neuberger and enter into a new sub-advisory agreement for the Fund with Arrowstreet Capital, L.P. ("Arrowstreet or "New Sub-Adviser") based on the Board's evaluation of the performance of Neuberger managing the assets of the Fund. The termination date of the Old Sub-Advisory Agreement was June 30, 2008.

III.

NEW SUB-ADVISORY AGREEMENT FOR THE FUND

At a meeting of the Board of Trustees held on June 19, 2008, the Board approved the hiring of Arrowstreet as the new sub-adviser to the Fund pursuant to a new sub-advisory agreement (the “New Sub-Advisory Agreement”) by and among the New Sub-Adviser, Dunham & Associates and the Trust.  The New Sub-Advisory Agreement took effect on July 1, 2008 and is identical to the Old Sub-Advisory Agreement with Neuberger except for the parties to the agreements and the effective dates of the agreements.

As compensation for its services, the Fund pays the Adviser a fixed fee and the Fund separately pays Arrowstreet a fulcrum fee. The Adviser receives a fixed portion of the management fee.  Arrowstreet is compensated based on its performance and the New Sub-Advisory Agreement is a fulcrum fee arrangement.  The sub-advisory fee is within the limits of the negotiable sub-advisory fee range of 0% - 1.00%, approved by shareholders of the Fund at the August 26, 2005 shareholder meeting.

Under the terms of the New Sub-Advisory Agreement, Arrowstreet serves as sub-adviser to the Fund, subject to the supervision of the Adviser and the Trust’s Board of Trustees.  Arrowstreet, at its own expense, will furnish necessary investment and management facilities to conduct the investment activities of the Fund, and pay the salaries of its respective personnel.  In addition, as was substantially the case under the Old Sub-Advisory Agreement, under the New Sub-Advisory Agreement: (a) the Adviser shall indemnify and hold harmless Arrowstreet and each of its officers and directors and each person, if any, who controls Arrowstreet within the meaning of Section 15 of the Securities Act of 1933, (any and all such persons shall be referred to as “Indemnified Party”) against any loss, liability, claim, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any matter to which the New Sub-Advisory Agreement relates, except for liability by reason of misfeasance, bad faith or negligence in the performance of the duties of such Indemnified Party or by reason of disregard of its obligations and duties under the New Sub-Advisory Agreement; (b) the Adviser shall not be liable with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon Arrowstreet or such controlling persons; and (c) Arrowstreet shall indemnify and hold harmless the Adviser and the Trust and each of their directors and officers and each person, if any, who controls the Adviser and the Trust against any loss, liability, claim, damage or expense arising by reason of any matter to which the New Sub-Advisory Agreement relates, but only with respect to Arrowstreet’s misfeasance, bad faith or negligence in the performance of its duties under the New Sub-Advisory Agreement.

The New Sub-Advisory Agreement has an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is approved at least annually by (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of any party to the New Sub-Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC).  The New Sub-Advisory Agreement terminates automatically in the event of its “assignment,” as defined under the Investment Advisers Act of 1940.

Subsequent to the initial approval of the New Sub-Advisory Agreement, the Sub-Adviser and the Adviser agreed to adjust the previously agreed to compensation structure.  Additionally, the Board of Trustees approved the revised compensation arrangements, the net effect of which will not change the fees that will be paid by the Fund to the Adviser.  However, the revised compensation arrangement does allow for additional compensation to the Sub-Adviser, but only if the Sub-Adviser meets certain performance benchmarks as described in the section entitled "ADDITIONAL DETAILS REGARDING THE NEW SUB-ADVISORY AGREEMENT" below.

Arrowstreet is a registered investment adviser, founded in 1999.  As of May 31, 2008, the New Sub-Adviser advised accounts having assets of approximately $22,581 million.  Arrowstreet’s main office is located at 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116.   Arrowstreet currently manages two other international/global stock portfolios.  The fees charged by Arrowstreet for managing such other portfolios (which are primarily pension and profit sharing plans, other pooled investment vehicles and high net worth individuals) range from 50 basis points (0.50%) to 75 basis points (0.75%) of the average net assets of such accounts.

Below is the name and principal occupation of each officer, director or controlling entity of Arrowstreet as of June 19, 2008.  The business address of each person listed below is 200 Clarendon Street, 30th Floor, Boston, Massachusetts 02116.

Full Legal Name	Title or Status	Date Title or Status Acquired	Ownership	Control Person*
Bruce Clarke	CEO	Since inception 6/99		Yes
Peter Rathjens	CIO	Since inception 6/99		Yes
John Y Campbell	Co-Director of Research	Since inception 6/99		Yes

*Control Person: Control means the power, directly or indirectly, to direct the management or policies of Arrowstreet, whether through ownership of securities, by contract, or otherwise. Each officer, partner, or director exercising executive responsibility (or persons having similar status or functions), or any entity having the right to vote 25% or more of a class of Arrowstreet’s securities or has the right to receive 25% or more of the capital of Arrowstreet upon dissolution, is presumed to be a control person of Arrowstreet.

Arrowstreet is wholly owned by Arrowstreet Capital Holding LLC.  The managing member and controlling entity of Arrowstreet Capital Holding LLC, is Arrowstreet GP Inc.  Arrowstreet GP Inc is wholly owned by Mr. Clarke, Mr. Rathjens and Mr. Campbell.  Specific ownership percentages are not disclosed.

IV.

BOARD CONSIDERATIONS IN APPROVING THE NEW SUB-ADVISORY AGREEMENT

In connection with its review and approval of the New Sub-Advisory Agreement at the June 19, 2008 meeting of the Board of Trustees, the Board considered materials furnished by Arrowstreet, including information about, but not limited to, its personnel, operations and financial condition.

In evaluating Arrowstreet and the New Sub-Advisory Agreement, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Arrowstreet. At the meeting, representatives from Arrowstreet also made a presentation to the Board on Arrowstreet and the Fund, and responded to questions of the Trustees.  The Board also reviewed and discussed the terms of the New Sub-Advisory Agreement and compared the terms to the Old Sub-Advisory Agreement.

The Trustees discussed the terms of the Sub-Advisory Agreement and explained the performance goals and fulcrum fee arrangements set forth in the agreement.  A discussion ensued regarding the risks/rewards involved for each sub-adviser under its respective fulcrum fee arrangement.  The Board then reviewed the capitalization of the Sub-Adviser based on financial statements provided by the Sub-Adviser in the Board materials and concluded that the Sub-Adviser was sufficiently well capitalized to meet its obligations to the Dunham International Stock Fund.

As to the issue of the performance of the Sub-Adviser, the Board noted that the Sub-Adviser does not currently manage an international equity mutual fund.  However, the Board reviewed the performance of the Arrowstreet Capital Limited Partnership, International Equity Strategy managed in a manner similar to which the Sub-Adviser would manage the International Stock Fund.  The Board noted that the International Equity Strategy composite (net of fees) out performed the MSCI ACWI Index for each of the last 6 years.  The Board noted that the performance was outstanding for the periods noted.

As to the nature quality and extent of the service to be provided by the Sub-Adviser pursuant to the New Sub-Advisory Agreement, the Board noted the experience of each of the portfolio management and research personnel of the Sub-Adviser, including each of their years of experience in the investment field, education and industry credentials.  The Board also reviewed the presentation materials prepared by the Sub-Adviser detailing its investment process.  The Board also considered the Sub-Adviser's compliance structure and broker selection process and ultimately determined that the Sub-Adviser had adequate experience and expertise to manage the Fund in a manner desirable to the Board.

As to the cost of the services to be provided and the profits to be realized by the Sub-Adviser, the Board noted that the proposed fee is less than the fee that the Sub-Adviser would charge for similarly managed funds, including its limited partnership.  When compared to the peer funds, as compiled by Morningstar, the Board noted that the overall expense ratio, including the sub-advisory fees, is somewhat higher than average before the effect of any waivers or reimbursements, but that the proposed sub-advisory fee was reasonable based on overall comparative data.    As to profitability, the Trustees discussed the total fees expected to be paid to the Sub-Adviser based on the Fund's current assets, and noted that the Sub-Adviser will receive no other compensation from the Fund or the Adviser except the sub-advisory fees earned pursuant to the new Sub-Advisory Agreement.  They agreed that profitability did not appear to be excessive.

 During the Board’s deliberations, it was noted that the Board did not identify any single piece of information that was all-important or controlling with respect to the New Sub-Advisory Agreement. The Board, including all of the Independent Trustees, unanimously concluded that the terms of the Agreement are fair and reasonable and voted to approve the New Sub-Advisory Agreement for the Fund.

V.

ADDITIONAL DETAILS REGARDING THE NEW SUB-ADVISORY AGREEMENT

Fulcrum Fees, Generally. A fulcrum fee basically has two parts -  the base fee and the performance fee.  In a typical fulcrum fee arrangement, the base fee is the pre-determined rate at which the sub-adviser is paid when its net performance is in line with that of the fund’s benchmark.  The base fee is adjusted up or down by the performance fee, which is derived by comparing net fund performance versus that of the fund’s benchmark over a rolling twelve-month period, in accordance with pre-determined rates of adjustment. In a fulcrum fee arrangement, a sub-adviser is rewarded for out-performance or penalized for under-performance in equal measure.  Depending on a fund’s net performance versus its benchmark, the sub-adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under-performance to a percentage of fee increases or decreases, respectively.  This formula has matching maximum and minimum ranges in which the fees can be adjusted.  Also typical of most fulcrum fee arrangements is that there is no adjustment to the base fee in the first twelve months.  In addition, most fulcrum fees employ a “null zone” around the base fee, whereby very small differences in performance versus the benchmark will not trigger a fee increase or decrease.   The basic idea of a fulcrum fee is that when fund performance is bad, the adviser or sub-adviser should sacrifice some of its fee, and when fund performance is good, the fee will increase while still permitting shareholders to reap most of the profit.

Under a fulcrum fee arrangement, it is possible that a fund could pay a sub-adviser more than the Base Fee, even though the performance of both the fund and the fund's benchmark is negative. This situation may occur when the decline in the performance of the benchmark is greater than the decline in the fund's net performance. In no event will sub-advisory fees be more than the maximum indicated in the above table.

The Fulcrum Fee Calculation Methodology for the Dunham Funds' Sub-Advisers. In a typical fulcrum fee arrangement, the base fee is not adjusted during the first twelve months.  However, under each Dunham Fund’s sub-advisory agreement, the performance adjustment to the base fee is calculated daily during the first twelve months, based on the average net assets of the Fund from inception of the contract to date, and the comparative performance of the Fund (Fund performance will be based on Class N share performance) to its benchmark index from inception of the Sub-Advisory Agreement to date, on the day of calculation.  In this manner, performance counts from the very first day of each sub-advisory agreement.

The Fund’s fulcrum fee will be calculated using an annual base sub-advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s performance over a rolling twelve-month period (or, during the first twelve months, as described above), relative to the Fund’s benchmark (the “Performance Fee”).   Depending on the particular sub-advisory agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the sub-advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”).  In addition, certain sub-advisers have agreed to waive a portion of their overall fees during an initial period of either one year or eighteen months.  Sub-advisers can not waive more than they earn and will never be in a position to owe money to the Funds; i.e., if the fee earned is equal to or less than the waiver, then the sub-adviser will receive no payment, nor will the sub-adviser owe money to the Fund.

During the first twelve months of the Fund’s New Sub-Advisory Agreement, the Fund will accrue daily both the Base Fee and the Performance Fee.  The Base Fee will be calculated at the annual rate disclosed below based on the average daily month to date net assets of the Fund for each month. The performance fee rate will be calculated based on the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement through the date of calculation. The performance fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee.  During the first year, the Sub-Adviser will be paid out monthly only to the extent that the Base Fee less the maximum performance fee rate is greater than 0.00% (the “Minimum Fee”).  During the first twelve months, the Minimum Fee is 0.30% per annum.  At the end of the first year, the Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first year.

The New Sub-Advisory Agreement calls for the payment of a lump sum that reflected the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year.  Therefore, in the first year, the proposed fulcrum fee methodology would have had three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12 month period of the accrued Fulcrum Fee less the Minimum Fee.  Beginning with the thirteenth month of operation under the previous version of the New Sub-Advisory Agreement, the entire sub-advisory fee would have been calculated daily and paid monthly based on the Fund’s average daily net assets and performance versus the benchmark over the prior rolling twelve-month period.  In other words, after the initial twelve-month period, the Fund’s fulcrum fee arrangement would have become typical of such arrangements in the mutual fund industry.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee rate minus the performance fee rate can never be negative (the Minimum Fee is 30bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 30 days.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.  A copy New Sub-Advisory Agreement is attached hereto.

[Following initial Board approval of the New Sub-Advisory Agreement, the compensation terms of the New Sub-Advisory Agreement were renegotiated and approved by the Board of Trustees on September 23, 2008.  As a result of the negotiations, the Base Fee changed from 0.45% to 0.65%, the resulting Minimum Fee changed from 0.10% to 0.30%, and the resulting Maximum Fee changed from 0.80% to 1.00%.  Additionally, the Benchmark Index used to calculate the performance fee changed from the MSCI AC World ex U.S. Index Gross to the MSCI AC World ex. U.S. Index Net.  The previous version of the New Sub-Advisory Agreement is effective until October 1, 2008.  After that date, the terms of the new version of the New Sub-Advisory Agreement shall apply.]

The following example illustrates the fulcrum fee methodology employed in the New Sub-Advisory Agreement.  In the example, the Base Fee is 0.50% with a Performance Fee of plus or minus 0.50%; thus, the Maximum Fee is 1.00% and the Minimum Fee is 0.00%.  In addition, the example shows a null zone of plus or minus 0.25%, and the sub-advisory fee moving (after clearing the null zone) at a rate of approximately 0.01% for each 0.05% of outperformance of the benchmark.  Each of these Fees/factors/rates/amounts may vary.

SAMPLE SUB-ADVISORY FEE TABLE

Cumulative 12-Month Return	Performance Fee Adjustment	Total Fee Payable to Sub-Adviser
Plus or Minus Return of Index	Plus or Minus Base Fee (0.50%)	If Plus	If Minus
2.50% or more	0.50%	1.000%	0.000%
2.35%	0.47%	0.970%	0.030%
2.20%	0.44%	0.940%	0.060%
2.05%	0.41%	0.910%	0.090%
1.90%	0.38%	0.880%	0.120%
1.75%	0.35%	0.850%	0.150%
1.60%	0.32%	0.820%	0.180%
1.45%	0.29%	0.790%	0.210%
1.30%	0.26%	0.760%	0.240%
1.15%	0.23%	0.730%	0.270%
1.00%	0.20%	0.700%	0.300%
0.85%	0.17%	0.670%	0.330%
0.70%	0.14%	0.640%	0.360%
0.55%	0.11%	0.610%	0.390%
0.40%	0.08%	0.580%	0.420%
0.26%	0.05%	0.552%	0.448%
0.25%	NULL ZONE	0.500%	0.500%
EVEN WITH INDEX	BASE FEE	0.500%	0.500%

VI.

OTHER MATTERS

[As of August 15, 2008, Dunham Trust Company, 4777 Caughlin Parkway, Reno, NV 89519, was the record owner of 97.8% of the outstanding shares of the Fund.

The Trust is not aware of any shareholder who was the beneficial owner (i.e., possessing voting or investment power with respect to 5% or more of the outstanding shares of the Fund).  As of August 15, 2008, the Trustees and officers as a group owned less than 1% of the Fund’s outstanding shares.]

The Trust will furnish, without charge, a copy of the Trust’s annual report for the fiscal year ended October 31, 2007 to a shareholder upon request.  To obtain the Trust’s annual report, please contact the Trust by calling 1-888-3DUNHAM (or by writing to Dunham Funds, c/o Gemini Fund Services, LLC, 4020 South 147th Street, Suite 2, Omaha, NE 68137).

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held.  Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.  The cost of the preparation, printing and distribution of this Information Statement is an expense of the Trust.

9/23/08

THE DUNHAM FUNDS
SUB-ADVISORY AGREEMENT

AGREEMENT dated September 23, 2008, and effective on or about October 1, 2008, among DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC., a California corporation (the “Adviser”), DUNHAM FUNDS, a Delaware statutory trust (the “Trust”) and ARROWSTREET CAPITAL, Limited Partnership., a Massachusetts limited partnership (the “Sub-Adviser”) (each a “Party,” and together, the “Parties”).

WHEREAS, the Adviser and the Sub-Adviser are registered with the Securities and Exchange Commission (“SEC”) as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engage in the business of providing investment management services; and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated January 15, 2008 (the “Advisory Agreement”) with the Trust, a Delaware business trust registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of several separate series of shares (each a “Series”), each having its own investment objectives and policies and which is authorized to create more Series, and each of which may be issued in one or more classes; and

WHEREAS, the Advisory Agreement permits the Adviser, subject to the supervision and direction of the Trust’s Board of Trustees (the “Board”), to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Sub-Adviser to assist it in the provision of a continuous investment program for that portion of the assets of one or more of the Trust’s Series listed on Exhibit A hereto (as the same may be amended from time to time by mutual written consent of the Parties) (each, a “Fund”; collectively, the “Funds”), which assets the Adviser may from time to time assign to the Sub-Adviser (the “Sub-Adviser Assets”), and the Sub-Adviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of mutual covenants recited below, the Parties agree and promise as follows:

1.

Appointment as Sub-Adviser.  The Adviser hereby retains the Sub-Adviser to act as investment adviser for and to manage the Sub-Adviser Assets, subject to the supervision of the Adviser and the Board and subject to the terms of this Agreement; and the Sub-Adviser hereby accepts such employment. In such capacity, the Sub-Adviser shall be responsible for the investment management of the Sub-Adviser Assets. The Sub-Adviser agrees to exercise the same skill and care in performing its services under this Agreement as the Sub-Adviser exercises in performing similar services with respect to other fiduciary accounts for which the Sub-Adviser has investment responsibilities.

2.

Duties of Sub-Adviser.

(a)

Investments. The Sub-Adviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of each Fund as set forth in such Fund’s prospectus and statement of additional information as currently in effect and as supplemented or amended from time to time (collectively referred to as the “Prospectus”) and subject to the Instructions (as defined below) to purchase, hold and sell in its discretion investments for the Sub-Adviser Assets and to monitor on a continuous basis the performance of the Sub-Adviser Assets. The Adviser acknowledges that the Sub-Adviser’s compliance with the provisions of Exhibit C are believed to be in compliance with the investment objective set forth in the Prospectus.  In providing these services, the Sub-Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Sub-Adviser Assets and may generally take all action, whether or not expressly authorized, which the Sub-Adviser may deem necessary or desirable for the fulfillment of its duties hereunder. The Adviser agrees to provide the Sub-Adviser information concerning a Fund, its assets available or to become available for investment, and generally as to the conditions of a Fund’s or the Trust’s affairs.  As used in this Agreement, “Instructions” means the written directions from time to time of the Adviser and the Board, consistent with this Agreement and the Prospectus; provided that the Sub-Adviser shall not be required to breach any regulatory requirement of any relevant authority, any order of a court of competent jurisdiction, or the Sub-Adviser’s trading and compliance practices or policies.  The Sub-Adviser will advise the Adviser in writing promptly if it is unable to comply with any Instructions received for any such reason and shall not be obligated to follow such Instructions until a mutually agreeable resolution is reached.

(b)

Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall with respect to Sub-Adviser Assets, act in conformity with the Trust’s Declaration of Trust and By-Laws (each dated November 27, 2007), the Prospectus, and the Instructions, will conform to and comply with the applicable requirements of the 1940 Act, the Advisers Act, and all other applicable federal and state laws and regulations, and will use reasonable efforts to ensure that each Fund (to the extent of the respective Sub-Adviser Assets) complies with the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser will provide the Sub-Adviser with a copy of the minutes of the meetings of the Board to the extent they may affect a Fund or the duties of the Sub-Adviser, and with the copies of any financial statements or reports made by a Fund to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall provide the Sub-Adviser such information as may reasonably be necessary for the Sub-Adviser to fulfill its compliance obligations under the immediately previous paragraph.

The Adviser will provide the Sub-Adviser with reasonable (not less than 45 days) advance notice, in writing, of any change in a Fund’s investment objectives, policies and restrictions as stated in the Prospectus, and the Sub-Adviser shall, in the performance of its duties and obligations under this Agreement, manage the Sub-Adviser Assets consistent with such changes. In addition to such notice, the Adviser shall provide to the Sub-Adviser a copy of a modified Prospectus reflecting such changes.

The Sub-Adviser hereby agrees to provide to the Adviser in a timely manner, in writing, upon the Adviser’s written request, such information relating to the Sub-Adviser and its relationship to, and actions for, a Fund required by law to be contained in the Prospectus or in the Trust’s registration statement on Form N-1A, as the same may be amended from time to time (“Registration Statement”). The Sub-Adviser agrees that any such information provided to the Adviser specifically for inclusion in the Prospectus will be accurate in all material respects and not contain any omission of a material fact known or which should have been known to the Sub-Adviser and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or to any affiliated person of the Sub-Adviser by the Adviser or the Trust.

The Adviser shall provide the Sub-Adviser with complete copies of each Registration Statement, application for exemptive relief, request for no-action relief or any order or response thereafter made with the SEC or the Internal Revenue Service with respect to the Trust, Sub-Adviser Assets, or any Fund that has Sub-Adviser Assets, promptly after each filing or document is made or submitted.

(c)

Voting of Proxies; Other Issuer Matters.  The Sub-Adviser shall exercise voting responsibility, either in person or by proxy, in accordance with its proxy voting policy, with respect to all securities in which the Sub-Adviser Assets may be invested from time to time, and shall not be required to seek instructions from the Adviser, the Trust or a Fund. If both the Sub-Adviser and another entity managing assets of a Fund have invested in the same security, the Sub-Adviser and such other entity will each have the power to vote those shares of such security over which it has investment discretion. The Sub-Adviser agrees to provide such reasonable assistance as may be necessary or appropriate to enable the Adviser and the Trust to prepare and timely file with the SEC any required disclosures of Sub-Adviser’s proxy voting policies and procedures and Sub-Adviser’s voting record with respect to Sub-Adviser Assets.

It is the sole responsibility of the Adviser or the Custodian to provide the Sub-Adviser with timely notification of any corporate action notices from issuers of securities constituting the Sub-Adviser Assets.  The Sub-Adviser will not have any responsibility for monitoring the occurrence or status of legal claims affecting any securities included in the Sub-Adviser Assets, including without limitation claims in bankruptcy, restructurings, class action securities litigation, and other litigation, nor for participating in or taking any action, including without limitation filing proofs of claim and related documents, with respect to any such legal claims. The Adviser acknowledges that it or the Custodian is responsible for arranging for the supervision and management of all such legal claims.

(d)

Agent.  Subject to any other written instructions of the Adviser or the Trust, the Sub-Adviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of carrying out its responsibilities hereunder, including executing account documentation, agreements, contracts and other documents as the Sub-Adviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Sub-Adviser Assets. The Sub-Adviser agrees to provide the Adviser and the Trust with copies of any such agreements intended to be executed on behalf of the Adviser or the Trust, prior to the execution thereof. So long as the Sub-Adviser has not acted in bad faith or in a manner which constitutes gross negligence, it shall be fully indemnified by the Adviser and the Trust, jointly and severally, against any and all losses (including reasonable attorneys’ fees and expenses) in acting as agent and attorney-in-fact under this subsection (d).

(e)

Brokerage. The Sub-Adviser will place orders pursuant to the Sub-Adviser’s investment determinations for a Fund either directly with the issuer or with any broker or dealer; provided, however, that in executing portfolio transactions and selecting brokers or dealers and counterparties, the Sub-Adviser will use its best efforts to seek on behalf of a Fund the best overall execution available in accordance with the Sub-Adviser’s best execution policy. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including but not limited to the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Sub-Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to a Fund and/or other accounts over which the Sub-Adviser may exercise investment discretion. The Sub-Adviser is authorized, unless restricted in writing by the Board, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser to a Fund and/or its other discretionary clients, or if otherwise consistent with its best execution policy.

(f)

Securities Transactions.  In no instance, however, will any Fund’s portfolio securities be knowingly purchased from or sold to the Adviser, the Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of either the Trust, the Adviser, the Sub-Adviser or the Trust’s principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

The Sub-Adviser, including its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include either (i) certifying to the Adviser that the Sub-Adviser and its Access Persons have complied with the Sub-Adviser’s Code of Ethics with respect to the Sub-Adviser Assets, or (ii) identifying any material violations which have occurred with respect to the Sub-Adviser Assets and (iii) certifying that it has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-Adviser’s Code of Ethics. The Sub-Adviser will also submit its existing Code of Ethics for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser agrees to observe and comply with Rule 206(4)-7 of the Advisers Act, as the same may be amended from time to time. On at least an annual basis, the Sub-Adviser will comply with the review requirements of Rule 206(4)-7, which may include either (i) certifying to the Adviser that the Sub-Adviser has complied with its own compliance policies and procedures, (ii) identifying any material violations which have occurred with respect to the Sub-Adviser’s compliance policies and procedures and (iii) certifying that it has adopted or amended the policies and procedures to prevent future violations of the Sub-Adviser’s compliance policies and procedures. The Sub-Adviser will also submit its existing compliance policies and procedures for initial approval by the Board and subsequently within six months of any material change thereto.

The Sub-Adviser may give advice and take action with respect to the Funds that differs from the advice made or recommended or actions taken with respect to itself, its affiliates or its other clients even though the investment objectives may be the same or similar, provided that the Sub-Adviser acts in good faith and follows a policy of allocating over a period of time investment opportunities to the Funds on a fair and equitable basis relative to such other accounts, taking into consideration the investment policies and investment restrictions to which such other accounts and the Funds are subject.

(g)

Books and Records.  The Sub-Adviser shall maintain separate detailed records of all matters pertaining to the Sub-Adviser Assets, including, without limitation, brokerage and other records of all securities transactions. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on written request; provided that the Trust shall maintain copies of any memorandum, recommendation or other record of the reasons for any investment transaction that is described in the preceding clause for compliance purposes only and shall not disclose or use, or permit any other person to use, them for any investment or other purpose. The Sub-Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

Notwithstanding the foregoing, maintenance and preservation of the records required under the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act shall be the responsibility of the Adviser.

The Adviser and Trust acknowledge that the Sub-Adviser uses third party service providers to provide certain administrative back-office and record keeping services, including valuation services for assets held in client accounts. The Adviser and Trustee further acknowledge that these records will be used to prepare monthly reports for the parties.

(h)

Information Concerning Sub-Adviser Assets and the Sub-Adviser. From time to time as the Adviser, and any consultants designated by the Adviser, or the Trust may request, the Sub-Adviser will furnish the requesting party reports on portfolio transactions and reports on Sub-Adviser Assets held in the portfolio, all in such detail as the Adviser, its consultant(s) or the Trust may reasonably request. Reports which are not routinely provided by the Sub-Adviser shall be provided or caused to be provided by the Sub-Adviser at the expense of the Trust. The Sub-Adviser also will inform the Adviser in a timely manner of changes in the senior portfolio managers responsible for Sub-Adviser Assets, any changes in the general partner or limited partners or executive management of the Sub-Adviser, or of material changes in the control of the Sub-Adviser. Upon reasonable request, the Sub-Adviser will make available its senior investment professionals to meet at the Sub-Adviser’s offices with the Trust’s Board to review the Sub-Adviser Assets.

From time to time, as reasonably requested in writing by the Adviser or the Fund, the Sub-Adviser also will provide such information or perform such additional acts as are customarily provided or performed by a Sub-Adviser, that may be required for a Fund or the Adviser to comply with their respective obligations under applicable laws, including, without limitation, the gross income and diversification requirements of Sections 851(b)(2) and 851(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), the 1940 Act, the Advisers Act, the Securities Act of 1933, as amended (the “Securities Act”) and any federal or state securities laws, and any rule or regulation thereunder.

The Adviser and the Trust will provide such information to the Sub-Adviser or perform such additional acts as may be reasonably necessary in order for the Sub-Adviser to provide the services under this Agreement.

(i)

Custody Arrangements. It is the responsibility of the custodian to ensure that each proxy vote as determined and communicated to it by the Sub-Adviser’s designated proxy-voting service is duly cast on the correct number of shares included in the Sub-Adviser Assets.  The Sub-Adviser shall on each business day provide the Adviser, its consultant(s), and the Trust’s custodian such information as the Adviser, consultant(s) and the Trust’s custodian may reasonably request relating to all transactions concerning the Sub-Adviser Assets.

(j)

Historical Performance Information. To the extent agreed upon by the Parties, the Sub-Adviser will provide the Trust with historical performance information on similarly managed investment companies or for other similarly managed accounts to be included in the Prospectus or for any other uses permitted by applicable law. Provided that the historical performance information so provided is numerically accurate, the Sub-Adviser assumes no liability for its inclusion in the Prospectus, sales literature or advertising or other use by the Adviser or the Trust.

3.

Independent Contractor.  In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4.

Expenses. During the term of this Agreement, except as otherwise provided herein, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the costs of securities, commodities and other investments (including brokerage commissions, other transaction charges and interest, if any) purchased or otherwise acquired, or sold or otherwise disposed of for a Fund. The Sub-Adviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Trust or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any expenses as may be reasonably incurred by the Sub-Adviser, at the request of and on behalf of a Fund or the Adviser. The Sub-Adviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.

Compensation.  For the services provided and the expenses assumed with respect to a Fund pursuant to this Agreement, the Sub-Adviser will be entitled to the fee as described and for the Fund(s) listed on Exhibit A. Any fee earned and due to the Sub-Adviser shall be payable no later than the tenth (10th) business day following the date of calculation, from the Trust on behalf of the Fund(s).

If this Agreement is terminated prior to the end of any calendar month, the fee shall be prorated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 business days after the date of termination.

6.

Representations and Warranties of the Sub-Adviser. The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)

The Sub-Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Sub-Adviser is a limited partnership duly organized and validly existing under the laws of the State of Massachusetts, with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its general partner and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement (except for any necessary amendments of the Sub-Adviser’s Form ADV), and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser; and

(d)

The Form ADV of the Sub-Adviser previously provided to the Adviser (a copy of which is attached as Exhibit B to this Agreement) is a true and complete copy of the form Part 1 of which is currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading. The Sub-Adviser will promptly provide the Adviser and the Trust with a complete copy of all subsequent amendments to its Form ADV (including, without limitation, any necessary amendments of the Sub-Adviser’s Form ADV to reflect the execution, delivery and performance of this Agreement).

7.

Representations and Warranties of the Adviser. The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)

The Adviser is and will remain registered as an investment adviser under the Advisers Act to the extent required thereby;

(b)

The Adviser is a corporation duly organized and validly existing under the laws of the State of California with the power to own and possess its assets and carry on its business as it is now being conducted;

(c)

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its Board of Directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)

The Form ADV of the Adviser as provided to the Sub-Adviser is a true and complete copy of the form as currently filed with the SEC and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)

The Adviser shall provide to the Sub-Adviser a complete copy of each amendment to its Form ADV;

(f)

The Adviser acknowledges that it received a copy of the Sub-Adviser’s Form ADV (a copy of which is attached as Exhibit B) at least 48 hours prior to the execution of this Agreement; and

(g)

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to enter into this Agreement.

8.

Use of Sub-Adviser’s Name and Logo. During the term of this Agreement, the Adviser and the Trust shall have the non-exclusive and non-transferable right to use the Sub-Adviser’s name and logo in all prospectuses, proxy statements and reports to shareholders relating to the Funds and all standard promotional or sales literature and other written materials prepared for distribution to shareholders of the Fund(s) or the public that include no other descriptive information about the Sub-Adviser.  The Sub-Adviser’s prior approval, not to be unreasonably withheld, shall be required for any use of its name and/or logo in other materials.  Upon termination of this Agreement, the Fund and the Adviser shall forthwith cease to use such names (and logo), except as provided for herein.

9.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Sub-Adviser and the Adviser pursuant to Sections 6 and 7, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

10.

Liability and Indemnification.

(a)

Liability.  The duties of the Sub-Adviser shall be confined to those expressly set forth herein, with respect to the Sub-Adviser Assets. The Adviser and the Trust acknowledge that the Sub-Adviser makes no guaranty that specific investment results will be achieved, regardless of any understanding, express or implied, between the Sub-Adviser and the Adviser or the Trust about the investment objectives of the Sub-Adviser Assets. The Sub-Adviser shall not be liable for any loss arising out of any portfolio investment or disposition hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law or the Advisers Act which cannot be waived or modified hereby.  Without limiting the foregoing, the Sub-Adviser shall have no responsibility whatsoever under this Agreement for, and shall incur no liability for any loss or other damages which may result from (i) the establishment of the Prospectus or (ii) any action taken by the Sub-Adviser at the direction of the Adviser or Trust or any failure of the Sub-Adviser to act in the absence of such directions in connection with any matter as to which the Sub-Adviser has no discretionary authority under this Agreement.

(b)

Indemnification.  The Sub-Adviser shall indemnify the Adviser, the Trust and each Fund, and their respective affiliates and controlling persons for any liability and expenses, including reasonable attorneys’ fees, which the Adviser, the Trust or a Fund and their respective affiliates and controlling persons may sustain as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, provided, however, that neither the Adviser, the Trust nor any Fund shall be indemnified for any liability or expenses which may be sustained as a result of the breach by any one of them of this Agreement, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

The Adviser shall indemnify the Sub-Adviser, its affiliates and its control persons (who are not shareholders of the Trust), for any liability and expenses, including reasonable attorneys’ fees, howsoever arising from, or in connection with, the Adviser’s breach of this Agreement or its representations and warranties herein, willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or a violation of applicable law; provided, however, that the Sub-Adviser shall not be indemnified for any liability or expenses which may be sustained as a result of the Sub-Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law.

A party indemnified hereunder shall notify the party from whom indemnification is sought promptly after receipt of notice of the commencement of any action or proceeding, or threat thereof, or any other circumstance, for which indemnification may be sought hereunder; provided that the failure to do so shall not relieve the indemnifying party of its obligations hereunder except to the extent its is prejudiced thereby.  The indemnifying party may participate in, and, to the extent it elects, assume and control the defense of any such action or proceeding with counsel reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate fully with the indemnifying party, at the indemnifying party’s expense, in defense of such claim.  After the indemnifying party elects to assume the defense of such an action or proceeding, it shall not be obligated to pay any legal fees or costs of separate counsel to the indemnified party incurred without its consent.  The indemnified party shall not concede liability, and shall not be indemnified with respect to any compromise or settlement in any action or proceeding without the indemnifying party’s prior written consent.

11.

Duration and Termination.

(a)

Duration. This Agreement, unless sooner terminated as provided herein, shall remain in effect from the date of execution or, if later, the date the initial capital to a Fund of the Trust is first provided (the “Effective Date”), until two years from the Effective Date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (1) by the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (2) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of each Fund (except as such vote may be unnecessary pursuant to relief granted by an exemptive order from the SEC). The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

(b)

Termination. This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by: (1) the vote of a majority of the Trustees of the Trust or by the Adviser, in each case, on not less than 30 days nor more than 60 days written notice to the Sub-Adviser, or (2) by any Party immediately upon written notice to the other Party in the event of a breach of any provision to this Agreement by such other Party, or (3) by the Sub-Adviser at any time without the payment of any penalty, on not less than 30 days’ nor more than 60 days written notice to the Adviser and the Trust.

This Agreement shall not be assigned and shall terminate automatically in the event of its assignment, except as provided otherwise by any rule, exemptive relief, or no-action letter provided or pursuant to the 1940 Act, or upon the termination of the Advisory Agreement. In the event that there is a proposed change in control of the Sub-Adviser which would act to terminate this Agreement under applicable law, if a vote of shareholders to approve continuation of this Agreement is at that time reasonably deemed by counsel to the Trust to be required by the 1940 Act or any rule or regulation thereunder, Sub-Adviser agrees to assume all reasonable costs associated with soliciting shareholders of the appropriate Fund(s) of the Trust, to approve continuation of this Agreement. Such expenses include the costs of preparation and mailing of a proxy statement, and of soliciting proxies.

This Agreement shall extend to and bind the successors and permitted assigns of the Parties.

12.

Amendment. This Agreement may be amended by mutual written consent of the Parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees and (b) the vote of a majority of those Trustees of the Trust who are not interested persons of any Party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law, and unless otherwise permitted pursuant to exemptive relief granted by the SEC or no-action position granted by the SEC or its staff, by a vote of the majority of a Fund’s outstanding voting securities.

13.

Limitation of Liability. It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, officers, agents or employees of Funds personally, but only bind the property of the Funds, as provided in the Trust’s Declaration of Trust.

14.

Confidentiality. Subject to the duties of the Adviser, the Trust (and each Fund), and the Sub-Adviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the Parties hereto shall treat as confidential all information pertaining to a Fund and the actions of the Sub-Adviser, the Adviser, the Trust, and a Fund in respect thereof. In accordance with Section 248.11 of Regulation S-P (17 CFR 248.1-248.30), Sub-Adviser will not directly, or indirectly through an affiliate, disclose, except as permitted or required by law, any non-public personal information, as defined in Reg. S-P, received from the Trust or the Adviser, regarding any shareholder, to any person that is not affiliated with the Trust or with Sub-Adviser, and, provided that, any such information disclosed to an affiliate of Sub-Adviser shall be under the same limitations on non-disclosure. The Sub-Adviser may disclose the existence of this Agreement and information about the Sub-Adviser Assets and their management to its bankers, advisers and others who have a relationship of confidence with the Sub-Adviser and need to know such information in the ordinary course of their business with the Sub-Adviser.

15.

Notice.  Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the Party giving notice to the other Party at the last address furnished by the other Party:

(a)

If to the Adviser:

Jeffrey A. Dunham, President & CEO
Dunham & Associates Investment Counsel, Inc.
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(b)

If to the Trust:

Denise S. Iverson, Treasurer
Dunham Funds
P.O. Box 910309
San Diego, CA 92191
Phone: (858) 964-0500

(c)

If to the Sub-Adviser:

Bruce Clarke, CFA, President, Partner
Arrowstreet Capital Limited Partnership
200 Clarendon Street, Floor 30
Boston, MA 02116
Phone: (617) 919-0000

cc: Vaithehi Muttulingam

Vmuttulingam@arrowstreetcapital.com

16.

Governing Law.  This Agreement shall be governed by the internal laws of the State of California, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act. Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

17.

Entire Agreement.  This Agreement embodies the entire agreement and understanding between the Parties, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.

Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

19.

Certain Definitions.  For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” “affiliates,” “controlling persons” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.

Force Majeure.  Without in any way limiting any other provision hereof, the Sub-Adviser shall not be responsible or liable for any losses to the Sub-Adviser Assets resulting from nationalization, expropriation, devaluation, seizure, or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Sub-Adviser Assets; or acts of war, terrorism, insurrection or revolution; or acts of God; or any other similar event beyond the control of the Sub-Adviser.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the day and year first written above.

ADVISER
DUNHAM & ASSOCIATES INVESTMENT
COUNSEL, INC.

By:

Name:

Jeffrey A. Dunham
Title:

President

TRUST

DUNHAM FUNDS

By:

Name:

 Denise S. Iverson
Title:

Treasurer
Date:

SUB-ADVISER
ARROWSTREET CAPITAL, LIMITED PARTNERSHIP
By: Arrowstreet PBJ, LLC, its General Partner

By: Arrowstreet Capital Holding, LLC, its Sole Member

By: Arrowstreet GP, Inc., its Managing Member

By:

Name:

Bruce Clarke, CFA

Title:

President and CEO

EXHIBIT A TO

SUB-ADVISORY AGREEMENT

AMONG

DUNHAM & ASSOCIATES INVESTMENT COUNSEL, INC.;

DUNHAM FUNDS;

AND

ARROWSTREET CAPITAL, L.P.

Effective on or about October 1, 2008

DUNHAM INTERNATIONAL STOCK FUND Class C
Ticker: DCINX
DUNHAM INTERNATIONAL STOCK FUND Class N
Ticker: DNINX
DUNHAM INTERNATIONAL STOCK FUND Class A
Ticker: DAINX

FEE SCHEDULE / COMPENSATION
The Sub-Adviser shall be paid a Fulcrum Fee, consisting of a “Base Fee” and a “Performance Fee” component. Definitions, along with the specific methods of calculation, are described below.
Base Fee	65 Basis Points (0.65%) annually (one basis point “bp” equals one hundredth of one percent)
Performance Fee

The performance fee rate will vary by up to +/-35 bps (0.35%) and the Performance Fee shall be added to or subtracted from the Base Fee to arrive at the total Fulcrum Fee. The comparative index is the MSCI All Country World Index ex U.S, Net. (the “Index”) over the applicable measurement period. Fund performance will be based on Class N share performance (net of all expenses).

The performance fee rate will increase/decrease by 1 bp (0.01%) for each 5.714 bps (0.05714%) of outperformance/underperformance of the Index; i.e., the performance fee rate will increase/decrease by approximately 17.5% of the difference in performance. There will be no adjustment to the Base Fee, ie the performance fee rate will be 0% if the Fund performs within the “null zone,” defined as +/-20 bps (0.20%) relative to the Index.

It is possible that the Fund could pay the Sub-Adviser more than the Base Fee even though the performance of both the Fund and the Index is negative. This may occur when the decline in the performance of the Index is greater than the decline in the Fund’s performance.

Calculation method for the first year of the Agreement:

During the first twelve months of the Agreement, the Fund will accrue daily both the Base Fee and the Performance Fee.  The Base Fee will be calculated at the annual rate disclosed above based on the average daily month to date net assets of the Fund for each month. The performance fee rate will be calculated based on the comparative performance of the Fund to the Index, according to the terms discussed above, for the period beginning from the inception date of the Agreement through the date of calculation. The performance fee rate will be applied to the average daily net assets of the Fund during the same measurement period to calculate the Performance Fee.  During the first year, the Sub-Adviser will be paid out monthly only to the extent that the Base Fee less the maximum performance fee rate is greater than 0.00% (the “Minimum Fee”).  During the first twelve months, the Minimum Fee is 0.30% per annum.  At the end of the first year, the Sub-Adviser will be paid a lump sum that reflects the total accrued Fulcrum Fee (Base Fee plus or minus Performance Fee) less any Minimum Fees paid out during the first year. For a more detailed explanation, see Exhibit D.

Calculation method beginning with the thirteenth month of the Agreement:

Base Fee

The Base Fee will be computed daily at the annual rate disclosed above applied to the Fund’s average daily month to date net assets for the most recent month.

Performance Fee

The performance fee rate will be derived from the comparative performance of the Fund relative to the Index, according to the terms discussed above, over a trailing 12-month period.  The Performance Fee to be paid will be calculated by applying the annualized performance fee rate calculated as of the most recent month end to the Fund’s average daily net assets during the trailing 12-month period.  The Performance Fee will be accrued daily.

Fulcrum Fee

The total Fulcrum Fee (Base Fee plus or minus Performance Fee) will be paid monthly.

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period.  If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the Base Fee rate minus the performance fee rate can never be negative (the Minimum Fee is 30bps), the Fulcrum Fee can be negative). In such instances, if there is a negative Fulcrum Fee and this is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within 30 days.  Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%.  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee. For a more detailed explanation, see Exhibit D.

The Fee Table below illustrates how the performance fee rate is calculated:

Cumulative Twelve Month	Performance Fee
Return Versus Index	Rate

2.00% or more greater than index	0.350%
1.90% greater than index	0.333%
1.80% greater than index	0.315%
1.70% greater than index	0.298%
1.60% greater than index	0.280%
1.50% greater than index	0.263%
1.40% greater than index	0.245%
1.30% greater than index	0.228%
1.20% greater than index	0.210%
1.10% greater than index	0.193%
1.00% greater than index	0.175%
0.90% greater than index	0.158%
0.80% greater than index	0.140%
0.70% greater than index	0.123%
0.60% greater than index	0.105%
0.50% greater than index	0.088%
0.40% greater than index	0.070%
0.30% greater than index	0.053%
0.21% greater than index	0.037%
0.20% greater than index	0.000%
Even with Index	0.000%
0.20% less than index	0.000%
0.21% less than index	-0.037%
0.30% less than index	-0.053%
0.40% less than index	-0.070%
0.50% less than index	-0.088%
0.60% less than index	-0.105%
0.70% less than index	-0.123%
0.80% less than index	-0.140%
0.90% less than index	-0.158%
1.00% less than index	-0.175%
1.10% less than index	-0.193%
1.20% less than index	-0.210%
1.30% less than index	-0.228%
1.40% less than index	-0.245%
1.50% less than index	-0.263%
1.60% less than index	-0.280%
1.70% less than index	-0.298%
1.80% less than index	-0.315%
1.90% less than index	-0.333%
2.00% or more less than index	-0.350%

EXHIBIT B

ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

FORM ADV

EXHIBIT C

The Sub-Adviser’s objective is to outperform the MSCI ACWI Net Index though investments in publicly traded equity securities that are traded on U.S and foreign exchanges, over-the-counter markets and by directly purchasing securities of foreign issuers.

EXHIBIT D

Performance Fee Calculation Detailed Description

Definitions:

Base Fee Rate:   0.65%

Performance Fee Rate:  +/- 0.35%

Null Zone:  +/-0.20%

Benchmark:  MSCI AC World Index ex USA Net (USD)

Net Assets:  The excess of the fair value of securities owned, cash, receivables, and other assets over the total liabilities (including all operating expenses) of the Fund.

Total Return:  A periodic measure of a Fund’s overall change in value, which assumes the reinvestment of dividends and capital gains distributions.

Sub-Advisory Fee Calculation Methodology:

Initial Year (10/1/2008 to 9/30/2009):

•

Base Fee

1.

The Base Fee shall be calculated on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated on a daily basis by comparing the Benchmark Total Return to the Fund Class N shares Total Return for the period from inception of the sub-advisory contract through the prior business day (“Measurement Period’) to determine over/under performance.

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 5.714.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 5.714 basis points (0.05714%) that Class N shares out/under perform the Benchmark.

a.

For CP calculations that fall within the null zone (i.e. +/-0.20%), the PFR will be 0.00%.

b.

The maximum PFR will be 0.35% and the minimum PFR will be -0.35%.

Formula: PFR = CP / 5.714

3.

The Performance Fee (“PF”) shall be calculated on a daily basis (cumulative since the start date of 10/1/08) by applying the PFR to the Fund Average Daily Net Assets during the Measurement Period and multiplying the results by the number of days in the Measurement Period divided by the total number of days in the year.

Formula: PF = (PFR * Measurement Period Average Daily Net Assets) * (Days in Measurement Period / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the Minimum Fee Rate (“MFR”) earned of 0.30% on an annualized basis (Base Fee –  PFR minimum) applied to the Average Daily Net Assets for the month.

Formula: MF = (0.30% * Average Daily Net Assets for the month) * (Days in Month / 365 or 366)

2.

At the end of the initial year of the Sub-Advisory contract, the Fund shall pay to the Sub-Adviser in a lump sum the accrued Fulcrum Fee, less the total of any Minimum Fees paid out during the year.

After Initial Year (10/1/2009 forward):

•

Base Fee

1.

As in the initial year, the Base Fee shall be calculated each month on a daily basis by applying the Base Fee Rate to the total Fund Net Assets from the prior day.

Formula:  Daily Base Fee = Prior Day Fund Net Assets * (Base Fee Rate / 365 or 366)

•

Performance Fee

1.

The Comparative Performance (“CP”) shall be calculated daily by comparing the Benchmark Total Return to the Fund Class N shares Total Return on a rolling 12-month period to determine over/under performance.

a.

The beginning date of the Measurement Period for calculating Total Return remains fixed at the first day of the 12-month period (Month 1) and ends with the prior business day of the current month (Month 12), until such time as you reach month-end, thereby “building up” to the 12-month Measurement Period.  (Example: 11/1/08-10/1/09; 11/1/08-10/2/09,…11/1/08-10/31/09)

b.

Once a 12-month period is reached, the beginning date of the Measurement Period for calculating Total Return is rolled one month and calculated in the same manner (Example: 12/1/08-11/1/09, 12/1/08-11/2/09,…12/1/08-11/30/09)

Formula: CP = Fund Class N Total Return – Benchmark Total Return

2.

The Performance Fee Rate (“PFR”) shall be calculated on a daily basis by dividing CP by 5.714.  In other words, the Performance Fee Rate will increase/decrease by 1 basis point (0.01%) for every 5.714 basis points (0.05714%) that Class N shares out/under perform the Benchmark.

a.

For CP calculations that fall within the null zone (i.e. +/-0.20%), the PFR will be 0.00%.

b.

The maximum PFR will be 0.35% and the minimum PFR will be -0.35%.

Formula: PFR = CP / 5.714

3.

The Performance Fee (“PF”) shall be calculated on a daily basis (from the start of the Measurement Period through the prior business day of the current month) by applying the PFR to the Fund Average Daily Net Assets during the Measurement Period used to calculate CP (See Step 1a of the Performance Fee section above) and multiplying the results by the number of days in the current month of the Measurement Period (Month 12) divided by the total number of days in the year.

Formula: PF = (PFR * CP Measurement Period Average Daily Net Assets) * (Days in current month / 365 or 366)

•

Fulcrum Fee

1.

The Performance Fee is added to or subtracted from the Base Fee to equal the Fulcrum Fee (“FF”).

a.

By virtue of using different periods for calculating average daily net assets for the Performance Fee (a “rolling” 12-month period) versus the Base Fee (the most recent month), the actual total FF may be higher than the maximum annual rate of 1.00% (0.65% Base Fee + 0.35% Performance Fee) or lower than the minimum annual rate of 0.30% (0.65% Base Fee – 0.35% Performance Fee) if the average daily net assets do not remain constant during the rolling 12-month period.

Formula: FF = BF +/- PF

•

Payment Method

1.

On a monthly basis, the Fund shall pay to the Sub-Adviser the total accrued Fulcrum Fee.

a.

As described under item 1a of the Fulcrum Fee section above, in the case where the Fund is significantly underperforming versus the Benchmark and the Fund’s net assets have declined significantly, the monthly total FF can be a negative number (although the Base Fee Rate minus the Performance Fee Rate can never be negative (the Minimum FF is 30bps), the FF itself can be negative) (See Example Below).  Although rare, in such instances, if there is a negative FF and this is not earned back or offset within 90 days, the Sub-Adviser must subsequently reimburse the Fund the amount of the negative FF.

Example:

Base Fee: $20 million (Avg Daily Net Assets For Most Recent Month) * 0.65% *             (31/365) = $11,041.09

Performance Fee: $40 million (Avg Daily Net Assets for rolling 12-month period) *   -0.35% * (31/365) = $(11,890.41)

Total Fulcrum Fee: $(849.32) = $11,041.09 (Base Fee) - $11,890.41 (Performance Fee)

b.

Likewise, in the case where the Fund has significantly underperformed versus the Benchmark but net assets have increased significantly, the monthly total FF can be greater than the Minimum FF (See Example Below).  Again, this is due to the fact that different periods are used as a basis for determining the average net assets used to calculate both the Base Fee and the Performance Fee.  In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

Example:

Base Fee: $40 million (Avg Daily Net Assets For Most Recent Month) * 0.65% *             (31/365) = $22,082.19

Performance Fee: $20 million (Avg Daily Net Assets for rolling 12-month period) *   -0.35% * (31/365) = $(5,945.21)

Total Fulcrum Fee: $16,136.98 = $22,082.19 (Base Fee) - $5,945.21 (Performance Fee)

Fulcrum Fee Rate (based on current month average daily net assets) = 0.47% ($16,136.98 / $40 million) * (365/31)

For an example of the daily accrual of the calculations, see Exhibit E.

EXHIBIT E

Dunham Fulcrum Fee Calculation Example.xls